UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 28, 2018

KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01    REGULATION FD DISCLOSURE

On February 28, 2018, Kennedy-Wilson, Inc. ("Kennedy Wilson"), a wholly owned subsidiary of global real estate investment company Kennedy-Wilson Holdings, Inc., announced the pricing of an offering of an additional $250 million in aggregate principal amount of its 5.875% senior notes due 2024 (the “Additional Notes”), at an offering price of 98.625% of their principal amount, plus accrued and unpaid interest from October 1, 2017. In connection with the offering, Kennedy Wilson entered into cross-currency swap agreements totaling $200.0 million, effectively reducing the fixed annual cash interest cost to 3.883% per year for five years. The agreements have a five-year tenor and, under the terms of the swap agreements, Kennedy Wilson’s interest payments on $200 million aggregate principal amount of the notes will be effectively converted from U.S. dollars to Euros at an average coupon of 3.319% per annum.

The Additional Notes will be issued as additional notes under the indenture pursuant to which Kennedy Wilson previously issued $900 million aggregate principal amount of its 5.875% Senior Notes due 2024 (the “Initial Notes”) in 2014 and 2016. The Additional Notes will have substantially identical terms as the Initial Notes and will be treated as a single series with the Initial Notes under the indenture. Holders of the Additional Notes and the Initial Notes will vote as one class under the indenture. The Additional Notes will be Kennedy Wilson’s senior unsecured obligations and will be guaranteed by Kennedy-Wilson Holdings, Inc. and certain subsidiaries of Kennedy Wilson.

The notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the notes in any state or foreign jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or foreign jurisdiction.

A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Pricing Release, dated February 28, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: February 28, 2018